Exhibit 10.5

EXECUTION VERSION

COLLATERAL AGENCY AGREEMENT

This COLLATERAL AGENCY AGREEMENT (this “Agreement”), dated as of December __, 2007, is entered into among each of the persons identified as a “Buyer” on the signature pages hereof (individually, “Buyer”; collectively, the “Buyers”), and THEBANK OF NEW YORK, as collateral agent for the Buyers (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”), and is acknowledged by the Company (as defined below).  For good and valuable consideration, the receipt and adequacy of which hereby is acknowledged by each party hereto, the parties hereto hereby agree as follows:

1.           Definitions; Construction.

a.           Any capitalized terms used but not defined herein shall have the meanings ascribed to them in the “Senior Convertible Notes” or the “Securities Purchase Agreement” (as defined below), as applicable.  As used herein, the following terms shall have the meanings respectively set forth after each:

“Agreement” has the meaning ascribed thereto in the introductory paragraph hereto.

“Affiliate” means, as applied to any Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with, such Person.  For purposes of this definition, “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of Stock, by contract, or otherwise.

“Buyers” has the meaning ascribed thereto in the introductory paragraph to this Agreement.

“Buyer Claims” means any and all “claims” (used in its broadest sense, as contemplated by and defined in Section 101(5) of the Bankruptcy Code, but without regard to whether such claim would be disallowed under the Bankruptcy Code) now or hereafter arising or existing under or relating to the Transaction Documents in favor of any Buyer.

“Buyer Expenses” means all (a)  costs or expenses (including taxes, and insurance premiums) required to be paid by the Company or any of its Affiliates under any of the Transaction Documents that are paid or incurred by the Collateral Agent or the Buyers, (b) actual fees or charges paid or incurred by the Collateral Agent in connection with transactions between the Collateral Agent or any Buyer, on the one hand, and the Company or any of its Affiliates, on the other hand, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC searches and including searches with the patent and trademark office, the copyright office), filing, recording, publication, appraisal (including periodic Collateral appraisals), real estate surveys, real estate title policies and endorsements, and environmental audits, (c) actual costs and expenses incurred by the Collateral Agent in the disbursement of funds to the Company (by wire transfer or otherwise), (d) actual charges paid or incurred by the Collateral Agent resulting from the dishonor of checks, (e) reasonable costs and expenses paid or incurred by the Collateral Agent or any Buyer to correct any default or enforce any provision of the Transaction Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (f) reasonable costs and expenses paid or incurred by the Collateral Agent or any Buyer in examining the Company’ Books, (g) reasonable costs and expenses of third party claims or any other suit paid or incurred by the Collateral Agent or any Buyer in enforcing or defending the Transaction Documents or in connection with the transactions contemplated by the Transaction Documents or the Collateral Agent’s or any Buyer’s relationship with the Company or any guarantor, and (h) the Collateral Agent’s and each of the Buyers’ reasonable fees and expenses (including attorneys fees) incurred in advising, structuring, drafting, reviewing, administering, amending, terminating, enforcing (including attorneys fees and expenses incurred in connection with a “workout,” a “restructuring,” or an insolvency proceeding concerning the Company or any guarantor of any of the obligations of the Company under the Transaction Documents), defending, or concerning the Transaction Documents, irrespective of whether suit is brought.

“Buyer Obligations” means any and all obligations of the Company to any one or more of the Buyers with respect to all or any part of the Buyer Claims, including obligations of payment and performance, whether fixed or indeterminate, due or not yet due, contingent or non-contingent, matured or unmatured, liquidated or unliquidated, or disputed or undisputed, and whether arising under contract, in tort, by law, or otherwise.

“Capital Lease” means a lease that is required to be capitalized for financial reporting purposes under GAAP.

“Claims” means the Collateral Agent Claims and the Buyer Claims.

“Collateral” means all property (real, personal or otherwise) of the Company now or hereafter subject to a lien or security interest in favor of the Collateral Agent for the ratable benefit of the Buyers, and all Proceeds of such property.

“Collateral Agent” has the meaning ascribed thereto in the introductory paragraph to this Agreement.

“Collateral Agent Claims” means any and all “claims” (used in its broadest sense, as contemplated by and defined in Section 101(5) of the Bankruptcy Code, but without regard to whether such claim would be disallowed under the Bankruptcy Code) now or hereafter arising or existing under or relating to this Agreement or any Transaction Document in favor of the Collateral Agent.

“Collateral Agent’s Liens” means the Liens granted by the Company to the Collateral Agent under the Security Documents.

“Collateral Agent Obligations” means any and all obligations of the Company to the Collateral Agent with respect to all or any part of the Collateral Agent Claims, including obligations of payment and performance, whether fixed or indeterminate, due or not yet due, contingent or non-contingent, matured or unmatured, liquidated or unliquidated, or disputed or undisputed, and whether arising under contract, in tort, by law, or otherwise.

“Collections” means any collections of, on, or with respect to Collateral, and any proceeds of any foreclosure, sale, exchange, disposition of, or other realization upon any Collateral, received by the Collateral Agent.

“Company” means EnterConnect Inc., a Nevada corporation.

“Company Security Agreement” means that certain Pledge and Security Agreement dated as of December __, 2007, by and between the Company and the Collateral Agent.

“Exchange Act” means the Securities Exchange Act of 1934, as in effect from time to time.

“Event of Default” means any defined event of default under any one or more of the Transaction Documents, in each instance, after giving effect to any notice, grace, or cure periods provided for in the applicable Transaction Documents.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

“Indebtedness” means (a) all obligations of the Company for borrowed money, (b) all obligations of the Company evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations of the Company in respect of letters of credit, bankers acceptances, interest rate swaps, or other similar financial products, (c) all obligations of the Company under Capital Leases, (d) all obligations or liabilities of others secured by a Lien on any property or asset of the Company, irrespective of whether such obligation or liability is assumed, and (e) any obligation of the Company guaranteeing or intended to guarantee (whether guaranteed, endorsed, co-made, discounted, or sold with recourse to the Company) any obligation of any other Person.

“Indemnified Amount(s)” means any amount(s) payable by any Buyer to the Collateral Agent (or recoverable by the Collateral Agent from Collateral or Proceeds of Collateral or Collections) pursuant to Section 8 hereof.

“Lien” means any interest in property securing an obligation owed to, or a claim by, any Person other than the owner of the property, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, including the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also including reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property.

“Majority Buyers” has the meaning ascribed thereto in Section 5 hereof.

“Obligations” means, collectively, the Collateral Agent Obligations and the Buyer Obligations.

“Person” means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

“Proceeds” means all present and future “proceeds” (as defined in the UCC) of Collateral, whether or not received by the Company, including insurance proceeds arising from or relating to Collateral.

“Real Property” means any estates or interests in real property now owned or hereafter acquired by the Company.

“Record” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

“Restricted Account Agreement” means the Restricted (Non-Blocked) Account Agreement, dated as of the date hereof, among the Collateral Agent, the Company and Sun Trust Bank.

“SEC” means the United States Securities Exchange Commission.

“Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Company and the Buyers.

“Security Documents” means the Company Security Agreement, and any other security agreement, stock pledge agreement, mortgage, deed of trust, assignment, pledge, and other agreement executed and delivered by the Company in favor of Collateral Agent for the benefit of the Buyers.

“Senior Convertible Notes” means those several Senior Secured Convertible Notes issued by the Company in favor of the Buyers, dated December __, 2007.

“Stock” means all shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

“Transaction Documents” means the Securities Purchase Agreement, the Senior Convertible Notes, the Security Documents, the Restricted Account Agreement, this Agreement and any other agreement, instrument, and other document executed and delivered pursuant thereto or otherwise evidencing or securing any of the Obligations or any other Indebtedness or other obligations owing by the Company to the Buyers or the Collateral Agent.

“UCC” means the Uniform Commercial Code of the State of New York, as in effect from time to time.

b.           Construction.  Any term used herein that is defined in the UCC shall have the meaning ascribed to such term in the UCC, unless specifically otherwise defined herein.  Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the terms “includes” and “including” are not limiting, and the term “or” has the inclusive meaning represented by the phrase “and/or”.  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.  Section references are to this Agreement unless otherwise specified.  Any reference in this Agreement or in any of the other Transaction Documents to this Agreement or any of the other Transaction Documents shall include all alterations, amendments, restatements, changes, extensions, modifications, renewals, replacements, substitutions, and supplements, thereto and thereof, as applicable.

2.           Appointment of Collateral Agent Each Buyer hereby appoints the Collateral Agent as the collateral agent for itself with respect to the Collateral, the Security Documents and the other Transaction Documents.  Each Buyer agrees that all liens and security interests in Collateral securing any of the Obligations shall be held in the name of the Collateral Agent and administered by and through the Collateral Agent in accordance with the provisions of this Agreement.  If, as of the date hereof, or at any time in the future, any Buyer at any time holds a lien or security interest on Collateral in its own name, it agrees to assign it, without warranty or recourse, to the Collateral Agent (to be held by the Collateral Agent as the collateral agent for each of the Buyers).

3.           Security Interest The Collateral Agent shall hold its security interests in and liens on the Collateral for the benefit of the Buyers.

4.           Distribution of Collections Any Collections shall be distributed pro rata among the Buyers (after recouping, offsetting, or deducting any Indemnified Amounts due the Collateral Agent that are entitled to be recouped, offset, or deducted, pursuant to the Transaction Documents).

5.           Authority of Collateral Agent to Act Each Buyer hereby appoints and authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement, the Security Documents and the other Transaction Documents as are delegated to the Collateral Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto.  As to any matters within the scope of the Collateral Agent’s agency and not expressly provided for by this Agreement or such other Transaction Documents, the Collateral Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting with respect to the Collateral or with respect to the provisions of the Transaction Documents relating to same (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Buyers of at least 50.1% of the unpaid principal amount of the Senior Convertible Notes then outstanding (the “Majority Buyers”); provided, however, that the Collateral Agent shall not be required to take any action that exposes the Collateral Agent or any Buyer to personal liability or that is contrary to this Agreement, the Transaction Documents, or applicable law.

6.           Collateral Agent’s Reliance Without limiting any other provision hereof that is protective of the Collateral Agent, the Collateral Agent shall not be liable for any action taken or omitted to be taken by it under or in connection with this Agreement or any Transaction Document, except for its own gross negligence or willful misconduct.  In no event shall the Collateral Agent be responsible or liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

7.           Rights as a Buyer With respect to any Claims due it, if any, the Person defined herein to be the Collateral Agent (and any successor Person acting as the Collateral Agent), in its capacity as a Buyer under the Transaction Documents, shall have the same rights and powers hereunder as any other Buyer and may exercise the same as though it were not the Collateral Agent, and the term “Buyer” or “Buyers” shall, unless otherwise expressly indicated, include such Person (and any successor Person acting as the Collateral Agent) in its individual capacity.

8.           Indemnification of Collateral Agent by Buyers Each Buyer hereby agrees to indemnify and hold the Collateral Agent harmless (to the extent not reimbursed on demand by the Company, except that no such prior demand on the Company need be made before enforcing the indemnity contained in this section if the Collateral Agent is barred from making such prior demand, such as by the operation of the automatic stay of any Bankruptcy Law), in accordance with the sharing arrangement described below in this section, from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs, disbursements, or expenses (including attorneys fees and expenses) of any kind or nature whatsoever which are imposed on, incurred by, or asserted against the Collateral Agent in its capacity as such in any way relating to or arising out of this Agreement, the Security Documents or the other Transaction Documents, or as a result of any action taken or omitted to be taken by the Collateral Agent pursuant to the provisions of this Agreement or the Transaction Documents, including (without limitation) any indemnification by, or interpleader action commenced against, the Collateral Agent under the Restricted Account Agreement; provided, however, that no Buyer shall be liable for any portion of any such losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs, disbursements, or expenses resulting from the gross negligence or willful misconduct of the Collateral Agent.  Each Buyer’s obligations under this paragraph shall survive the resignation or removal of the Collateral Agent and the termination of this Agreement and the discharge of the Obligations with respect to any indemnity claims then existing or thereafter arising that are based on transactions, events, or occurrences that transpired prior to such termination or discharge.  Any Indemnified Amount due to the Collateral Agent shall be shared pro rata by the Buyers (to the extent not paid by the Company).  Any Indemnified Amount paid by any Buyer that the Company is obligated to reimburse but that has not yet been reimbursed by the Company or recouped from Collections shall be added to and shall become a part of the Claim of such Buyer.  Any other provision of this Agreement notwithstanding, and without limiting the generality of the foregoing, if such Indemnified Amount has not been fully satisfied by the Buyers, then the Collateral Agent shall be entitled to recover same (except to the extent that the Company is not responsible therefor under the Transaction Documents) from the Collateral or proceeds thereof, or Collections with respect thereto, by way of recoupment, offset, or deduction, in such order and manner as the Collateral Agent deems appropriate or expedient, prior to the application of such Collateral, proceeds, or Collections for any other purpose.

9.           Non-Reliance by BuyersEach Buyer hereby acknowledges that it has, independently of and without reliance upon the Collateral Agent or any other Buyer, and based upon such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into the transactions evidenced by the Transaction Documents and this Agreement.  Each Buyer also acknowledges that it will, independently of and without reliance upon the Collateral Agent or any other Buyer, and based on such documents and information as it shall deem appropriate at the time, continue to make its own independent credit decisions in taking or omitting to take action under or in connection with the Claims.  The Collateral Agent shall not be required to keep itself informed as to the performance or observance by the Company or any other Persons of their obligations to any Buyer, or to inspect the Collateral or books and records of the Company, of any of its Affiliates, or of any other Person.  The Collateral Agent shall not have any duty or responsibility to provide any Buyer with any credit or other information concerning the affairs, financial condition, or business of the Company or its Affiliates that may come into the possession of the Collateral Agent or any of its Affiliates.  Except as provided in the following sentence, the Collateral Agent shall not be a trustee for, and shall not have any fiduciary or quasi-fiduciary duty to, the Buyers and shall not be liable to any Buyer except for gross negligence or willful misconduct in the performance of its undertakings hereunder.  The preceding sentence notwithstanding, for the limited purpose of holding and distributing or applying Collections, the Collateral Agent shall hold such Collections in trust for the benefit of all Buyers, and shall act as a fiduciary of the Buyers with respect to such Collections.

10.           Failure to Act Except for action expressly required of the Collateral Agent hereunder, the Collateral Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its reasonable satisfaction by the Buyers against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

11.           No Joint Venture Nothing contained in this Agreement, and no action taken by any Buyer or the Collateral Agent pursuant hereto or in connection herewith or pursuant to or in connection with the Security Documents or the other Transaction Documents shall be deemed to constitute the Buyers, together or with or without the Collateral Agent, a partnership, association, joint venture, or other entity.

12.           Resignation by or Removal of Collateral Agent The Collateral Agent may resign at any time as the Collateral Agent under this Agreement, the Security Documents and the other Transaction Documents by giving written notice thereof to the Buyers and the Company, and may be removed at any time by vote of the Majority Buyers.  Upon any such resignation or removal, the Majority Buyers shall have the right to appoint a successor Collateral Agent.  If no successor Collateral Agent shall have been so appointed by the Majority Buyers, acting in unison, or a successor Collateral Agent appointed by the Majority Buyers, acting in unison, shall not have accepted such appointment, in either case within thirty (30) days after the retiring Collateral Agent’s giving of notice of resignation or the Majority Buyers’ removal of the retiring Collateral Agent, then the retiring Collateral Agent may at the expense of the Company, on behalf of the Buyers, appoint (or petition a court of competent jurisdiction to appoint) a successor Collateral Agent, which shall be a Buyer, an Affiliate of a Buyer or a commercial bank organized under the laws of the United States of America or of any state thereof having a combined capital and surplus of at least Two Hundred Fifty Million Dollars ($250,000,000).  Upon acceptance of any appointment as the Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all of the obligations, rights, powers, privileges, and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall assign to the successor Collateral Agent, without warranty or recourse, all its rights hereunder and under the Transaction Documents, including all rights with respect to liens on or security interests in Collateral, and including all documentation necessary or appropriate to reflect such assignment of record in all appropriate filing offices and jurisdictions, and thereupon shall be discharged from its duties and obligations under this Agreement and the Transaction Documents.

13.           Notices. Unless otherwise specifically provided herein, any notice or communication herein required or permitted to be given shall be in writing and shall be delivered to the Collateral Agent and the applicable Buyer in the manner set forth in the applicable Senior Convertible Notes.

14.           Bailee for Perfection of Liens and Security Interests by Possession or Control For the limited purpose of perfecting liens or security interests in those types or items of Collateral in which a lien or security interest may be perfected by possession or control, each Buyer hereby appoints the Collateral Agent, and the Collateral Agent and each Buyer hereby appoints each other Buyer, as its respective bailee and agent for the limited purpose of possessing on its behalf, or controlling on its behalf, any such Collateral that may come into the possession or control (as applicable) of the Collateral Agent or such other Buyer from time to time, and the Collateral Agent and each Buyer agrees to act as each other Buyer’s bailee and agent, and each Buyer agrees to act as the Collateral Agent’s bailee and agent, for such limited purpose of perfecting the other’s lien or security interest in any Collateral by possession or control (as applicable) through a bailee or agent, provided, that, each party hereto hereby waives and releases each of the other parties hereto from any and all claims and liabilities arising from such other party’s actions or omissions in its role as bailee and agent with respect to possession or control of any Collateral, except for any claims arising from such other party’s gross negligence or willful misconduct.  Unless there is an express written agreement to the contrary in effect between the Collateral Agent and the affected Buyer, no Buyer shall relinquish such possession or control (as applicable) of any Collateral without the prior written consent of the Collateral Agent.  Not withstanding anything to the contrary contained herein, the Collateral Agent shall have no responsibility for preparing, recording, filing, re-recording, or re-filing of any financing statement, continuation statement, mortgage or other instrument in any public office with respect to any Collateral or otherwise.

15.           Termination This Agreement is a continuing agreement, and, unless the Collateral Agent and each Buyer have specifically consented in writing to its earlier termination, this Agreement shall remain in full force and effect in all respects until such time as (a) all Claims (other than contingent indemnification obligations that survive the termination of the Transaction Documents) are fully and finally paid in cash or otherwise satisfied in full in accordance with the terms of the Transaction Documents, (b) none of the Buyers has any further commitment to extend further financial accommodations to the Company under the Transaction Documents, and (c) each Buyer has instructed the Collateral Agent to release or terminate the security interests and liens in favor of the Collateral Agent to the extent that they secure Claims of such Buyer (and each Buyer hereby agrees promptly to do so after the conditions in clauses (a) and (b) are satisfied).

16.           Modifications in Writing No amendment, modification, supplement, termination, consent, or waiver of or to any provision of this Agreement nor any consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by or on behalf of the parties to be bound thereby.  Any waiver of any provision of this Agreement, or any consent to any departure from the terms of any provisions of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given.  Anything herein to the contrary notwithstanding, any amendment, modification, supplement, termination, consent, or waiver of or to any provision of this Agreement, or any consent to any departure therefrom, that relates only to the relationship between or among any one or more of the Collateral Agent and the Buyers, and that does not adversely affect the obligations of the Company hereunder, shall not require consent by or the agreement of the Company.

17.           Headings Section headings used in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement for any purpose or affect the construction of this Agreement.

18.           GOVERNING LAW, CONSENT TO JURISDICTION, ANDWAIVER OF RIGHT TO JURY TRIAL THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK ANDTHE VALIDITY OF THIS AGREEMENT, ANDTHE CONSTRUCTION, INTERPRETATION, ANDENFORCEMENT HEREOF, ANDTHE RIGHTS OF THE PARTIES HERETO, SHALL BE DETERMINED UNDER, GOVERNED BY, ANDCONSTRUED IN ACCORDANCE WITH THE LAWSOF THE STATE OF NEW YORK.  THE PARTIES HERETO CONSENT TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE COUNTY OF NEW YORK ANDTHE STATE OF NEW YORK, TO ADJUDICATE ANY LEGAL PROCEEDING THAT RELATES TO THIS AGREEMENT, THE INTERPRETATION HEREOF, ANY DISPUTE ARISING HEREUNDER, OR ANY CONTENTION THAT ANY PARTY HERETO HASBREACHED ANY PROVISION HEREOF ANDWAIVES ANY DEFENSE BASED ON DOCTRINES OF VENUE OR FORUM NON CONVENIENS, OR SIMILAR RULES OR DOCTRINES.  THE PARTIES HERETO EXPRESSLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING THAT RELATES TO THIS AGREEMENT, THE INTERPRETATION HEREOF, ANY DISPUTE ARISING HEREUNDER, OR ANY CONTENTION THAT ANY PARTY HERETO HASBREACHED ANY PROVISION HEREOF, EVEN IF SUCH LEGAL PROCEEDING INCLUDES OTHER CLAIMS THAT DO NOT RELATE TO THIS AGREEMENT.

19.           Severability of Provisions Any provision of this Agreement which is illegal, invalid, prohibited, or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity, prohibition, or unenforceability without invalidating or impairing the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

20.           Complete Agreement This Agreement is intended by the parties as a final expression of their agreement regarding the subject matter hereof and is intended as a complete statement of the terms and conditions of their agreement regarding the subject matter hereof.

21.           Successors and Assigns This Agreement is binding upon and inures to the benefit of the successors and assigns of the parties hereto.  Any corporation or association into which the Collateral Agent may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any corporation or association to which all or substantially all of the corporate trust business of the Collateral Agent may be sold or otherwise transferred, shall be the successor collateral agent hereunder without any further act.

22.           Attorneys Fees and Disbursements In the event of any dispute concerning the meaning or interpretation of this Agreement that results in litigation, or in the event of any litigation by a party to enforce the provisions hereof, the prevailing party shall be entitled to recover from the non-prevailing party or parties its reasonable attorneys fees and disbursements, and any actual court costs incurred.

23.           Counterparts; Telefacsimile Execution This Agreement may be executed and delivered in counterparts and shall be effective when each party has delivered its counterpart signature, but all counterparts taken together shall be deemed a single original agreement.  Delivery of an executed counterpart of the signature pages to this Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of the signature pages to this Agreement.  Any party delivering an executed counterpart of the signature pages to this Agreement by telefacsimile shall thereafter also promptly deliver a manually executed counterpart of this Agreement but the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

24.           Expenses of Collateral Agent The Company hereby agrees to reimburse the Collateral Agent on demand for any reasonable out-of-pocket costs and expenses incurred by the Collateral Agent in connection with the execution, delivery, performance, amendment, or enforcement of this Agreement or any of the Transaction Documents, or in connection with the creation, attachment, perfection, release, termination, enforcement, or foreclosure of any lien or security interest on any of the Collateral, including any costs and expenses incurred in connection with any aspect of any bankruptcy or insolvency proceeding affecting the Company, and including reasonable fees and disbursements of attorneys, accountants, consultants, and outside advisors and experts, and other out-of-pocket expenditures made pursuant to or permitted by this Agreement or the Transaction Documents.

25.           Indemnification of Collateral Agent by the Company In addition to the payment of expenses pursuant to the preceding section of this Agreement, the Company agrees to indemnify, defend, and hold harmless the Collateral Agent and the officers, directors, employees and agents of the Collateral Agent (collectively the “Indemnitees” and individually an “Indemnitee”) from and against any and all actions, causes of action, suits, losses, liabilities, and damages, and expenses (including reasonable attorneys fees and disbursements) in connection therewith which may be imposed on, incurred by, or asserted against such Indemnitee, in any manner relating to or arising out of the actions or inactions of the Collateral Agent with respect to this Agreement or the Transaction Documents, or the consummation of the transactions contemplated hereby and thereby (the “Indemnified Liabilities”); provided, however, that the Company shall not have any obligation hereunder with respect to Indemnified Liabilities of any Indemnitee arising from the gross negligence or willful misconduct of such Indemnitee.  In connection with any matter as to which any Indemnitee is entitled to be indemnified hereunder, such Indemnitee will endeavor to give written notice thereof in reasonable detail to the Company as soon as practicable, provided that any failure to give such notice shall not vitiate or void the indemnities provided for herein.  If any investigative, judicial, or administrative proceeding arising from any of the foregoing is brought against any Indemnitee indemnified pursuant to this section, the Company, to the extent and in the manner directed by the Indemnitee or intended Indemnitee, will resist and defend such action, suit, or proceeding or cause the same to be resisted and defended by counsel designated by the Company (which counsel shall be reasonably satisfactory to the Indemnitee).  Alternatively, the Collateral Agent may at its option have separate counsel of its own choosing and the Company shall pay the reasonable fees and expenses of such counsel; provided that the Company shall not be required to pay such fees and expenses if it assumes the Collateral Agent’s defense and there is no conflict of interest between or alternative defenses between the Company and the Collateral Agent in connection with such defense as reasonably determined by the Collateral Agent.  Each Indemnitee will use its best efforts to cooperate in the defense of any such action, writ, or proceeding.  To the extent that the undertaking to indemnify, pay, and hold harmless set forth in this section may be unenforceable because it is violative of any law or public policy, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under the applicable law.  The obligations of the Company under this section shall survive the resignation and removal of the Collateral Agent and the termination of this Agreement and the Transaction Documents and the discharge of the Company’s other obligations hereunder and thereunder.  The indemnities set forth herein are intended to include indemnification against the stated matters notwithstanding the fact that such matters resulted from the negligence (other than gross negligence) of an Indemnitee.

Collateral may be released from the Lien and security interest created by the Security Documents at any time or from time to time in accordance with the provisions of the Transaction Documents and as provided hereby.

Collateral may be released from the Lien and security interest created by the Security Documents at any time or from time to time upon the request of the Company in accordance with, and subject to the terms of, the Security Documents (including, without limitation, any required consent of the Buyers). Any such Company request to release Collateral will be accompanied by a certificate by an officer of the Company, upon which the Collateral Agent may conclusively rely, certifying that all conditions under the Security Documents have been met and such release of Collateral does not violate any provisions of the Security Documents.

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IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first set forth above, intending to be legally bound hereby.

COLLATERAL AGENT

THE BANK OF NEW YORK, as Collateral Agent

By:
Title:

BUYER

HIGHBRIDGE INTERNATIONAL LLC,
as a Buyer

By:
Title:

S-1

ACKNOWLEDGMENT, CONSENT, AND AGREEMENT TO BE BOUND

By executing this Acknowledgement, Consent, and Agreement to be Bound, the undersigned acknowledges and consents to the foregoing Collateral Agency Agreement (the “Agreement”) and agrees to be bound by the provisions thereof.  All initially capitalized terms used herein but not defined herein shall have the respective meanings ascribed thereto in the Agreement.  The undersigned hereby agrees that the terms of the Agreement shall not give it any substantive rights vis-a-vis the Collateral Agent or any Buyer.  If any one or more of the Collateral Agent or any Buyer shall enforce its rights or remedies in violation of the terms of the Agreement, the undersigned shall not have the right to assert such violation as a defense against the Collateral Agent or any Buyer, as the case may be, or assert such violation as a counterclaim or basis for set-off or recoupment.

ENTERCONNECT INC.,
a Nevada corporation

By:

Title:

A-1